UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 10, 1998

                        Commission File Number: 333-11625

                               -------------------


                       CAPITAL ALLIANCE INCOME TRUST LTD.,
                         A REAL ESTATE INVESTMENT TRUST
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             (Exact name of registrant as specified in its charter)

                  Delaware                                       94-3240473
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(State or other Jurisdiction of Incorporation)                (I.R.S. Employer
                                                          Identification Number)

         50 California Street
         Suite 2020
         San Francisco, California                                94111
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      (Address of principal executive office)                  (zip code)

                                 (415) 288-9575
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              (Registrant's telephone number, including area code)


Item 1.       Changes in Control of Registrant.
              Not Applicable.

Item. 2.      Acquisition or Disposition of Assets.
              Not Applicable.

Item 3.       Bankruptcy or Receivership.
              Not Applicable.

Item 4.       Changes in Registrant's Certifying Accountants.
              Not Applicable.

Item 5.       Other Events.

         Press Release, Exhibit "A" attached hereto and incorporated herein, regarding the hiring of Mr. Gary Braunstein as Senior Vice President and Director of Sales and Marketing of the Registrant's Manager, was issued on February 10, 1999.

         Press Release, Exhibit "B" attached hereto and incorporated herein, regarding the appointment of Mr. William W. Aubrey, a Vice-President of the Registrant's Manager, to direct wholesale lending operations for Registrant's Conduit Mortgage Banking subsidiary, was issued on March 1, 1999.

Item 6.       Resignations of Registrant's Directors.
              Not Applicable.

Item 7.       Financial Statements and Exhibits.
              Not Applicable.

Item 8.       Change in Fiscal Year.
              Not Applicable.

                                    EXHIBITS
                                    --------

              Exhibit Number:
                                    A.   Press Release, dated February 10, 1999.
                                    B.   Press Release, dated March 1, 1999.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 16, 1999
                                    Capital Alliance Income Trust Ltd,
                                    A Real Estate Investment Trust



                                    By: /s/ Thomas B. Swartz
                                        ----------------------------------
                                            Thomas B. Swartz, Chairman